UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 6, 2020, Discover Bank (the “Bank”), a wholly-owned subsidiary of Discover Financial Services (the “Company”), issued and sold $500,000,000 aggregate principal amount of its 2.700% Notes due 2030 (the “Notes”). The Notes were issued pursuant to a Fiscal and Paying Agency Agreement, dated February 6, 2020 (the “FPAA”), between the Bank, as issuer of the Notes, and U.S. Bank National Association, as fiscal and paying agent. The Notes were issued pursuant to an exemption from registration provided by Section 3(a)(2) of the Securities Act of 1933, as amended.

The Notes are direct, unconditional and unsecured general obligations of the Bank and rank pari passu among themselves and all other unsecured and unsubordinated indebtedness of the Bank, except deposit liabilities and other obligations that are entitled to any priorities or preferences. The Notes are solely the obligations of the Bank and are neither obligations of, nor guaranteed by, the Company (which is the sole shareholder of the Bank) or any of the Bank’s other affiliates.

The Notes mature on February 6, 2030. The Notes are subject to redemption at the option of the Bank, at any time on or after November 6, 2029 in whole or in part on no less than 10 nor more than 60 days’ prior notice delivered to the holders. The Notes will bear interest at the rate of 2.700% per annum from February 6, 2020, until the principal of the Notes has been paid in full or a sum sufficient to pay the principal of the Notes has been made available for payment. Interest on the Notes will be payable semi-annually in arrears on February 6 and August 6 of each year, commencing on August 6, 2020, and on the date of maturity or redemption (each, an “Interest Payment Date”). Payments will include interest accrued to (but excluding) the relevant Interest Payment Date. Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

A copy of the FPAA, which includes the form of Note as an exhibit thereto, is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Fiscal and Paying Agency Agreement, dated February 6, 2020 between Discover Bank, as issuer, and U.S. Bank National Association, as fiscal and paying agent.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: February 6, 2020	By:	/s/ D. Christopher Greene
	Name:	D. Christopher Greene
	Title:	Vice President, Deputy General Counsel and Secretary